UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Adverum Biotechnologies, Inc.

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ADVERUM BIOTECHNOLOGIES, INC.

800 Saginaw Drive

Redwood City, California 94063

April 28, 2020

To the Stockholders of Adverum Biotechnologies, Inc.:

On behalf of the board of directors of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”), we cordially invite you to attend the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), which will be held on June 23, 2020 at 8:00 a.m. Pacific Time via a live audio webcast at www.virtualshareholdermeeting.com/ADVM2020.

At the 2020 Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.

To elect the three Class III directors named in the proxy statement, each to hold office until the 2023 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal;

2.	To ratify the selection, by the Audit Committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

3.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement; and

4.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

You will also be asked to transact such other business, if any, as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

The proxy statement and notice of annual meeting accompanying this letter provide you with more specific information concerning the proposals to be voted on at the 2020 Annual Meeting.

Under Securities and Exchange Commission rules, we are providing access to the proxy materials for the 2020 Annual Meeting to stockholders via the internet. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Instructions for accessing the proxy materials and voting are described below and in the notice of annual meeting that we will mail to our stockholders on or about April 28, 2020. Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote online if you decide to attend the 2020 Annual Meeting, which will be held virtually via the Internet. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Thank you for your cooperation and continued support.

Very truly yours,

/s/ Leone Patterson

Leone Patterson
Chief Executive Officer

ADVERUM BIOTECHNOLOGIES, INC.

800 Saginaw Drive

Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	8:00 a.m. Pacific Time on June 23, 2020.

Place:	Live audio webcast at www.virtualshareholdermeeting.com/ADVM2020.

Purpose:	At the 2020 Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.  To elect the three Class III directors named in the proxy statement, each to hold office until the 2023 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal;

2. To ratify the selection, by the Audit Committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement; and

4. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

These items of business are more fully described in the proxy statement. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/ADVM2020. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/ADVM2020. You will also be asked to transact such other business, if any, as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

Record Date:

Only stockholders of record as of the close of business on April 27, 2020, are entitled to notice of and to vote at the 2020 Annual Meeting and any adjournments or postponements thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the 2020 Annual Meeting beginning ten days prior to the meeting at our headquarters at 800 Saginaw Drive, Redwood City, California 94063. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (650) 656-9323 or writing to him at the address above. In addition, the list will be available for inspection by shareholders on the virtual meeting website during the meeting.

General:	For more information concerning the proposals to be voted on at the 2020 Annual Meeting, please review the accompanying proxy statement.

Your vote is very important, regardless of the number of shares of our common stock you own.

If you are a stockholder of record, you may vote over the internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote at the 2020 Annual Meeting if you decide to attend the 2020 Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be

Held on June 23, 2020 at 8:00 a.m. Pacific Time via a live audio webcast at

www.virtualshareholdermeeting.com/ADVM2020.

The proxy statement and our Annual Report on Form 10-K are available at http://investors.adverum.com and www.proxyvote.com.

By Order of the Board of Directors,

/s/ Peter Soparkar
Peter Soparkar
Corporate Secretary
Redwood City, California
April 28, 2020

QUESTIONS AND ANSWERS

ABOUT THE 2020 ANNUAL MEETING

The following questions and answers are intended to briefly address some commonly asked questions regarding the 2020 Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:	Why am I receiving these proxy materials?

A:

We have made these proxy materials available to you on the internet or have delivered paper proxy materials to you, because the board of directors (the “Board”) of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2020 Annual Meeting or any adjournments or postponements thereof that take place. As a stockholder, you are invited to attend the 2020 Annual Meeting and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the 2020 Annual Meeting to vote.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are generally providing access to our proxy materials over the internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a notice of internet availability will be mailed to beneficial owners of our common stock starting on or about April 28, 2020. The notice of internet availability will provide instructions as to how stockholders may access and review the proxy materials, including the notice of annual meeting, proxy statement and Annual Report on Form 10-K, on the website referred to in the notice of internet availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The notice of internet availability will also provide voting instructions. In addition, stockholders of record will be sent the proxy materials in printed form or electronically by email and may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the notice of internet availability, and our notice of annual meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Q:	When and where is the 2020 Annual Meeting?

A:

The 2020 Annual Meeting will be held on June 23, 2020, at 8:00 a.m. Pacific Time via a live audio webcast at www.virtualshareholdermeeting.com/ADVM2020. You will not be able to attend the 2020 Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ADVM2020. Our Board annually considers the appropriate format of our annual meeting and this year has decided to hold a virtual annual meeting due to the COVID-19 global pandemic. In addition, we intend the virtual meeting format to provide stockholders a similar level of transparency to the traditional in-person meeting format and we will take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual 2020 Annual Meeting as they would at an in-person annual meeting of stockholders. Our virtual annual meeting will allow stockholders to submit questions and comments before and during the meeting. We will spend up to 15 minutes at the end of the meeting answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Delaware law.

The 2020 Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Q:	How do I attend the 2020 Annual Meeting?

A:

You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the 2020 Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ADVM2020. If you do not have your 16-digit control number, you will be able to access and listen to the 2020 Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

1.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting web portal.

Q:	Who is entitled to vote at the 2020 Annual Meeting?

A:

Only stockholders of record as of the close of business on April 27, 2020 (the “Record Date”) will be entitled to vote at the 2020 Annual Meeting. As of the close of business on the Record Date, there were 79,973,678 shares of our common stock outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date on each of the proposals presented in this proxy statement.

If, at the close of business on April 27, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the 2020 Annual Meeting or vote by proxy. Whether or not you plan to attend the 2020 Annual Meeting, please vote as soon as possible by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

If, at the close of business on April 27, 2020, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2020 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. You are also invited to attend the 2020 Annual Meeting.

Q:	What proposals will be considered at the 2020 Annual Meeting?

A:	At the 2020 Annual Meeting, you will be asked to consider and vote on the following proposals:

•	a proposal to elect the three Class III directors named in this proxy statement to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected (Proposal No. 1);

•

a proposal to ratify the selection, by the Audit Committee of our Board, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 2);

•	a proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 3); and

•	a proposal to approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers (Proposal No. 4).

In addition, you will also be asked to transact such other business, if any, as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

Q:	What other matters may arise at the 2020 Annual Meeting?

A:

Other than the proposals described in this proxy statement, we do not expect any other matters to be presented for a vote at the 2020 Annual Meeting. If any other matter is properly brought before the 2020 Annual Meeting, your proxy gives authority to the individuals named in the proxy to vote on such matters in their discretion.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by us and American Stock Transfer & Trust Company, LLC, our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name and you are the beneficial owner.

Q:	How do I vote?

A:

For Proposal No. 1, to elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected, you may either vote “FOR” all nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. For each of Proposal No. 2, the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2020, and Proposal No. 3, the advisory approval of executive compensation, you may vote “FOR” or “AGAINST” or abstain from voting. For Proposal No. 4, your advisory vote on how frequently we should solicit stockholder advisory approval of executive compensation, you may vote for “ONE YEAR,” “TWO YEARS” or “THREE YEARS,” or you may abstain from voting on that proposal.

2.

Q:	How do I cast my vote if I am a stockholder of record?

A:

If you are a stockholder with shares registered in your name, you may vote at the 2020 Annual Meeting, which will be held virtually via the Internet, or vote by proxy by telephone or internet or by mail, or if you received a proxy card, by filling out and returning the enclosed proxy card. Whether or not you plan to attend the 2020 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2020 Annual Meeting and vote online during the meeting even if you have already voted by proxy.

•

To vote during the meeting. Attend the 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/ADVM2020 and follow the instructions posted there. Please have your 16-digit control number to join the 2020 Annual Meeting.

•

To vote by proxy by internet. You may access the website of Adverum’s tabulator, Broadridge, at www.proxyvote.com, using the voter control number printed on the furnished notice or proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your internet vote cannot be completed and you will receive an error message. If you vote on the internet, you may also request electronic delivery of future proxy materials. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 22, 2020 to be counted.

•

To vote by proxy by telephone: You may call 1-800-690-6903 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the furnished notice or proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 22, 2020 to be counted.

•

To vote by proxy by mail. If you received paper proxy materials, you may submit your proxy by mail by completing and signing your proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed if we receive your completed proxy card before the 2020 Annual Meeting.

Q:	How do I cast my vote if I am a beneficial owner of shares registered in the name of my broker, bank or other similar organization?

A:

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received voting instructions or a proxy card with these proxy materials from that organization rather than from us. Simply follow the instructions on the notice, or complete and mail the proxy card, to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote at the 2020 Annual Meeting, attend the 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/ADVM2020 and follow the instructions posted there. Please have your 16-digit control number to join the 2020 Annual Meeting.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of our common stock you held as of the Record Date.

Q:	What if I return a proxy card but do not make specific choices?

A:

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each nominee for director, “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2020, “FOR” the advisory approval of executive compensation, and for “ONE YEAR” as the preferred frequency of advisory votes on executive compensation. If any other matter is properly presented at the 2020 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

Q:	What does it mean if I receive more than one notice or proxy card?

A:

If you receive more than one notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please vote with respect to each notice, or complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	Can I change my vote after I have submitted my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at the 2020 Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

3.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063.

•	You may attend the 2020 Annual Meeting, which will be held virtually via the internet and vote online. Simply attending the 2020 Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or other agent, you should follow the instructions provided by your broker or agent.

Q:	What constitutes a quorum for purposes of the 2020 Annual Meeting?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the 2020 Annual Meeting. On the Record Date, there were 79,973,678 shares outstanding and entitled to vote. As described above, stockholders attending the virtual meeting will be deemed to be attending in person, as provided by Delaware law, and their shares will be counted towards the quorum requirement.

Abstentions and broker non-votes (as described below) will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares entitled to vote at the meeting and present or represented by proxy may adjourn the 2020 Annual Meeting to another date.

Q:	How are votes counted?

A:

Broadridge Financial Solutions, Inc. has been engaged as our independent agent to tabulate stockholder votes for the 2020 Annual Meeting (the “Inspector of Elections”). The Inspector of Elections will separately count: for Proposal No. 1 (the election of directors), “FOR,” “WITHHOLD” and broker non-votes; for Proposal No. 2 (the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2020) and Proposal No. 3 (the advisory approval of executive compensation), votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes; and with respect to Proposal No. 4 (advisory approval of the preferred frequency of stockholder advisory votes on executive compensation), votes for frequencies of “ONE YEAR,” “TWO YEARS” or “THREE YEARS,” abstentions and broker non-votes.

If your shares are held by your broker or other agent as your nominee (that is, held beneficially in “street name”), you will receive a voting instructions form from the institution that holds your shares. Please follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares. If you do not give voting instructions to your broker or other agent, your broker or other agent can only vote your shares with respect to “routine” matters (as described below).

Q:	What are “broker non-votes”?

A:

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Because brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, broker non-votes do not occur with respect to such matters. Proposal No. 1 (election of directors), Proposal No. 3 (advisory approval of executive compensation) and Proposal No. 4 (advisory approval of the preferred frequency of stockholder advisory votes on executive compensation) are “non-routine matters,” but Proposal No. 2 (to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Adverum for the fiscal year ending December 31, 2020) is a “routine” matter. Accordingly, if you do not instruct the broker how to vote your shares your broker will only be able to vote your shares with respect to Proposal No. 2, and will not be able to vote your shares with respect to Proposal Nos. 1, 3 or 4.

Q:	How many votes are needed to approve each proposal?

A:	The following votes are required to approve each proposal:

•

Proposal No. 1—To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected, the three nominees receiving the most “FOR” votes (from the votes of shares cast in person or by proxy) will be elected. Broker non-votes will not be counted towards the vote total for this proposal.

•

Proposal No. 2—To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2020, “FOR” votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal. Because Proposal No. 2 is a “routine” matter, we do not expect any broker non-votes in connection with this proposal.

4.

•

Proposal No. 3—To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, “FOR” votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal.

•

Proposal No. 4—To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers, the option that receives votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any) will be deemed to be the frequency preferred by the stockholders. If no option receives votes from the holders of a majority of the shares cast in person or by proxy, no preference of our stockholders will have been approved by our stockholders; however, our Board and Compensation Committee will take the relative proportions of the votes cast into account in setting the frequency of stockholder advisory votes on the compensation of our named executive officers.

Q:	How does our Board recommend that I vote?

A:

Our Board recommends a vote “FOR” the election of each nominee for director, “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2020, “FOR” the advisory approval executive compensation as disclosed in this proxy statement, and for “ONE YEAR” as the preferred frequency of advisory votes on executive compensation.

Q:	How can I find out the results of the voting at the 2020 Annual Meeting?

A:

We will disclose final voting results in a Current Report on Form 8-K filed with the SEC within four business days after the 2020 Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.

Q:	When are stockholder proposals due for next year’s annual meeting?

A:

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the proxy statement for, and for consideration at, our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for the 2021 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 29, 2020 to our Corporate Secretary at Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. However, if the meeting is not held between May 24, 2021 and July 23, 2021, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for that meeting. While our Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal before the stockholders or nominate a director at the 2021 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in the proxy materials for that meeting, then you must follow the procedures set forth in our bylaws and, among other things, notify our Corporate Secretary in writing between February 23, 2021 and March 25, 2021. However, if the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 23, 2021, then you must give notice not later than the 90th day prior to that meeting or, if later, the 10th day following the day on which public disclosure of that annual meeting date is first made. We also advise you to review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

5.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Board and Corporate Governance Highlights

Our Board is made up of directors with extensive experience leading and advising biotechnology and pharmaceutical companies. Our Board strives to ensure that our directors have backgrounds that collectively add significant value to our strategic decisions and enable them to provide oversight of management to ensure accountability to our stockholders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, as well as to ensure diversity within the boardroom.

We believe that a diversity of viewpoints, background, experience and other characteristics, such as gender, race, ethnicity, culture, nationality and sexual orientation, are an important part of the composition of our Board. To this end, in 2018 our Board adopted the so-called “Rooney Rule,” by amending our Corporate Governance Guidelines to provide that when evaluating candidates for nomination and new directors, the Board shall:

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consider candidates with diverse backgrounds in terms of knowledge, experience, skills and other characteristics in the context of our needs at that point in time with a view to creating a Board with a diversity of experience and perspectives; and

•

include in the pool from which new director nominees are chosen by the Board candidates with a diversity of gender, race, ethnicity, culture, nationality or sexual orientation (and any third-party engaged to identify candidates for such pool will be asked to include such candidates).

Our Board’s Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. Through their work, we have assembled a Board composed of members with diverse backgrounds, skills and experiences, and we believe this diversity contributes to an effective and well-balanced Board that is able to provide valuable insight into, and effective oversight of, our senior management team.

Below is a breakdown of the composition of our nominees for director and directors continuing following the 2020 Annual Meeting by gender, non-employee status, and tenure of service (as of April 16, 2020), as well as statistics as to the skills and experiences possessed by our nominees for director and directors continuing following the 2020 Annual Meeting across selected categories that we believe are valuable to the oversight of our business.

6.

General

Our Board is divided into three classes. Each class consists, as nearly as possible, of one third of the total number of directors, and each class has a three-year term. Except as otherwise provided by law, vacancies on our Board may be filled only by individuals elected by a majority of the remaining directors. A director elected by our Board to fill a vacancy in a particular class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Our Board currently consists of ten directors and no vacancies, divided into the three following classes:

•	The Class I directors are Eric G. Carter, M.D., Ph.D., Rekha Hemrajani and Thomas Woiwode, Ph.D., whose terms will expire at the 2021 Annual Meeting of Stockholders;

•	The Class II directors are Patrick Machado, Leone Patterson and James Scopa, whose terms expire at the 2022 Annual Meeting of Stockholders; and

•	The Class III directors are Mehdi Gasmi, Ph.D., Mark Lupher, Ph.D., Richard N. Spivey, Pharm.D., Ph.D. and Scott M. Whitcup, M.D., whose terms will expire at the 2020 Annual Meeting unless re-elected.

Our Board has determined to decrease the size of our Board to nine members effective at the close of the 2020 Annual Meeting and, accordingly, there are only three nominees to be elected as Class III directors. The three nominees as Class III directors, Dr. Gasmi, Dr. Lupher and Dr. Whitcup, have all agreed to stand, for election as Class III directors. Each nominee was selected by the Board upon the unanimous recommendation of the Nominating and Corporate Governance Committee. Drs. Gasmi, Lupher and Whitcup have not previously been elected by our stockholders. Dr. Lupher was appointed to our Board in May 2019 in connection with a cooperation agreement we entered into with The Sonic Fund II, L.P. and Lawrence Kam, and was recommended to become a member of the Board by The Sonic Fund II, L.P. and Lawrence Kam; Dr. Gasmi joined our Board in September 2019 in connection with his retirement from his position as our President and Chief Scientific Officer and was recommended to become a member of the Board by our non-management directors; Dr. Whitcup was appointed to the Board in April 2020 and was originally recommended to the Nominating and Corporate Governance Committee by one of our stockholders. Each of the nominees has a long record of integrity, a strong professional reputation, scientific and research and development expertise and a record of entrepreneurial or managerial achievement. The specific experience, qualifications, attributes and skills of each nominee that led the Board to conclude that the individual should serve as a director are described in each nominee’s biography below. If elected, then each nominee will serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders, or until his successor is elected and has qualified, or until his earlier death, resignation or removal.

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Because the Board has resolved that at the conclusion of the 2020 Annual Meeting, the authorized number of directors shall be reduced to nine, proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Vote Required for Approval

Our directors are elected by a plurality of the votes cast. If a stockholder is voting by submitting a proxy card and a choice is specified on the proxy card by a stockholder, the shares will be voted as specified. If a choice is not specified on the proxy card, and authority to do so is not withheld, the shares will be voted “FOR” the election of the three nominees named above. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee may instead be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE THREE CLASS III NOMINEES FOR DIRECTOR. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” EACH OF THE THREE CLASS III NOMINEES FOR DIRECTOR.

Our nominees for director and directors continuing following the 2020 Annual Meeting and their ages as of April 16, 2020 are:

Name	Age	Board Position	Director Since
Patrick Machado(1)(2)	56	Chair of the Board	Mar. 2017
Leone Patterson	57	Director	Oct. 2018
Eric G. Carter, M.D., Ph.D.(2)(3)(4)	68	Director	Sept. 2017
Mehdi Gasmi, Ph.D.(4)	53	Director	Sept. 2019
Rekha Hemrajani(1)(5)	50	Director	May 2019
Mark Lupher, Ph.D.(3)(4)(6)	49	Director	May 2019
James Scopa(1) (2) (7)	61	Director	May 2019
Scott M. Whitcup, M.D.(4)(8)	60	Director	Apr. 2020
Thomas Woiwode, Ph.D.(3)(9)	48	Director	May 2016

(1)	Member of the Audit Committee of the Board.
(2)	Member of the Compensation Committee of the Board.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the Research and Development Committee.
(5)	Ms. Hemrajani joined the Audit Committee in May 2019.
(6)	Dr. Lupher joined the Nominating and Corporate Governance Committee upon his appointment to the Board in May 2019.
(7)	Mr. Scopa joined the Compensation Committee upon his appointment to the Board in May 2019 and the Audit Committee in May 2019.
(8)	Dr. Whitcup joined the Research and Development Committee upon his appointment to the Board in April 2020.
(9)	Served on the Audit Committee until May 2019.

The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee for director and each director whose term will continue after the 2020 Annual Meeting. Our Board and management encourage each nominee for director and each continuing director to attend our annual meetings of stockholders.

CLASS I DIRECTORS – To continue in office until the 2021 Annual Meeting of Stockholders

Eric G. Carter, M.D., Ph.D. Dr. Carter served as Interim Chief Medical Officer of Alder BioPharmaceuticals, Inc., a biopharmaceuticals company, from April 2018 to January 2019. Dr. Carter served as senior vice president, chief medical officer, and global head of clinical and non-clinical development of Allergan plc, a pharmaceutical company, from 2011 through a period of significant growth until its acquisition by Actavis Pharmaceuticals in 2015. Prior to Allergan, Dr. Carter served as chief scientific officer, head of research and development, and chief medical officer of King Pharmaceuticals from 2007 until the company was acquired by Pfizer, Inc. in 2011. From 2001 to 2007, he worked for GlaxoSmithKline plc, a pharmaceutical company, in positions of increasing responsibility within the global clinical development and medical affairs areas. After serving in academia at the University of North Carolina School of Medicine, the UCLA Fielding School of Public

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Health, and the University of California, Berkeley, Dr. Carter began his pharmaceutical career at Pharmacia Corporation, a pharmaceutical company, in 1993. He received a B.Sc. in Biochemistry from the University of London, a Ph.D. in Biochemistry from the University of Cambridge, and an M.D. from the University of Miami School of Medicine. Dr. Carter currently serves as the chair of the scientific advisory board at Bioniz Therapeutics. Dr. Carter has been chosen to serve on our Board due to his significant global experience in research and development in multiple therapeutic areas.

Rekha Hemrajani Ms. Hemrajani served as the president and chief executive officer of Aravive, Inc., a publicly traded biotechnology company, from January 2020 to April 2020. Prior to Aravive, Ms. Hemrajani served as chief operating and financial officer of Arcus BioSciences, Inc., a publicly traded biopharmaceutical company, from March 2019 to September 2019. From March 2016 to March 2019, Ms. Hemrajani served as chief operating officer for FLX Bio, a biotechnology company. From February 2015 to March 2016, Ms. Hemrajani was Chief Financial Officer and Senior Vice President of Business and Financial Operations at 3-V Biosciences, a biotechnology company, with responsibility for corporate strategy, corporate development, finance, investor relations and G&A operations. From November 2013 to January 2015, Ms. Hemrajani advised privately held companies on strategic corporate development and financing activities through her consulting firm, Ravinia Consulting. Previously, Ms. Hemrajani was Vice President, Head of Licensing and Mergers and Acquisitions at Onyx Pharmaceuticals, a biotechnology company, and Vice President of Business Development at Exelixis, a biotechnology company. Ms. Hemrajani began her career in investment banking at firms such as Credit Suisse, First Boston and Lehman Brothers, where she focused on the biopharmaceutical and healthcare sector. Ms. Hemrajani received her B.S. degree in Economics and Computer Science from the University of Michigan and her M.B.A. from the Kellogg Graduate School of Management at Northwestern University. Ms. Hemrajani has been chosen to serve on our Board due to her executive and financial experience at multiple companies in the biopharmaceutical and biotechnology industries.

Thomas Woiwode, Ph.D. Dr. Woiwode has been with Versant Ventures, a healthcare investment firm, since 2002 in various capacities, serving as a managing director since July 2014 and previously as a venture partner from June 2011 to July 2014. He has also served in a number of operating roles over this time, most recently as the chief operating officer of Okairos AG, a biopharmaceutical company developing genetic vaccines for major infectious diseases, from April 2011 until May 2013, when Okairos was sold to GlaxoSmithKline plc. Prior to Okairos, Dr. Woiwode co-founded EuroVentures, a wholly owned biotechnology incubator within Versant Ventures, and in this role, served as the founding chief business officer for three biotechnology companies created within Versant. Prior to joining Versant Ventures, Dr. Woiwode served as a research scientist at XenoPort, Inc., a biotechnology company. Dr. Woiwode currently serves on the board of directors of several private companies and two other publicly traded companies, Gritstone Oncology, Inc. and Passage BIO, Inc., and previously served on the board of directors of Audentes Therapeutics, Inc., a gene therapy company, and CRISPR Therapeutics AG. He received a B.A. in English and a B.S. in Chemistry from the University of California, Berkeley and a Ph.D. in organic chemistry from Stanford University. Dr. Woiwode has been chosen to serve on our Board due to his educational background, his experience as a board member and senior executive of biotechnology and pharmaceutical companies, and his experience as an investor in new life sciences companies.

CLASS II DIRECTORS – To continue in office until the 2022 Annual Meeting of Stockholders

Patrick Machado Mr. Machado was a co-founder of Medivation, Inc., a biopharmaceutical company, and served as its chief business officer from 2009 to 2014 and as its chief financial officer from 2004 until his retirement in 2014. From 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company, as senior vice president, chief financial officer and earlier as general counsel. Upon ProDuct Health’s acquisition by Cytyc Corporation, a diagnostic and medical device company, he served as a consultant to Cytyc to assist with transitional matters from 2001 to 2002. Earlier in his career, Mr. Machado worked for Morrison & Foerster LLP, an international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado also serves as a member of the board of directors of Arcus Biosciences, Inc., Chimerix, Inc., Turning Point Therapeutics, Inc., Principia Biopharma Inc., and several private companies, and previously served on the board of directors of Endocyte, Inc., Inotek Pharmaceuticals Corporation (now Rocket Pharmaceuticals, Inc.), Axovant Sciences, Inc. Medivation, Inc. and SCYNEXIS, Inc. Mr. Machado received a B.A. in German and a B.S. in Economics from Santa Clara University and a J.D. from Harvard Law School. Mr. Machado has been chosen to serve on our Board due to his extensive experience dealing with the operational and financial issues of biopharmaceutical companies.

Leone Patterson Ms. Patterson was named our chief executive officer in October 2018. In connection with her promotion, our Board appointed her as a member of the Board. Ms. Patterson had been serving as the interim president and chief executive officer since May 2018, and served as our president during October 2018, and from December 2019 to present. She also served as our chief financial officer from June 2016 to April 2019. From March 2015 to June 2016, Ms. Patterson served as the chief financial officer of Diadexus, Inc., a diagnostics company, where she was responsible for overseeing the company’s finance function. Prior to that, Ms. Patterson was vice president and chief financial officer of Transcept Pharmaceuticals, Inc., a biopharmaceutical company, from June 2012 until it was acquired by Paratek Pharmaceuticals Inc. in October 2014, where she

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was responsible for overseeing the company’s finance function. From November 2010 to June 2012, Ms. Patterson served as vice president and global corporate controller of NetApp, Inc., a data management and storage company. From July 2007 to November 2010, Ms. Patterson was vice president of finance at Exelixis, Inc, a biopharmaceutical company. Before Exelixis, Ms. Patterson served as vice president of global business planning and analysis of the vaccines and diagnostics division of Novartis AG, a biopharmaceutical company, from April 2006 to July 2007. From 1999 to 2006, she held several positions, including vice President, corporate controller, at Chiron, a biotechnology company (now part of Novartis AG). From 1989 to 1999, Ms. Patterson worked in the audit practice of accounting firm KPMG, where she held various positions including Senior Manager. Ms. Patterson currently serves on the board of directors of Nkarta, Inc. Ms. Patterson earned a B.S. in business administration and accounting from Chapman University and an executive M.B.A. from St. Mary’s College. Ms. Patterson is also a Certified Public Accountant (inactive status). Ms. Patterson has been chosen to serve on our Board due to her executive leadership of Adverum and her operational and financial experience at numerous companies.

James Scopa Mr. Scopa has been a member of the advisory board and the investment advisory committee of OneVentures, an Australian venture capital firm, since July 2017. From January 2017 to June 2018, he was a fellow at Stanford University in the Distinguished Careers Institute. From 2005 to 2016 Mr. Scopa served on the Investment Committee of MPM Capital, a life sciences venture capital firm, and was a Managing Director in MPM Capital’s San Francisco office from 2005 to 2017. Previously, Mr. Scopa spent 18 years advising growth companies in biopharmaceuticals and medical devices at Deutsche Banc Alex. Brown and Thomas Weisel Partners. At Deutsche Banc Alex. Brown he served as Managing Director and Global Co-Head of Healthcare Investment Banking. He holds an A.B. from Harvard College, an M.B.A. from Harvard Business School and a J.D. from Harvard Law School. Mr. Scopa also serves on the board of Blade Therapeutics, Inc. and has previously served on the boards of Semma Therapeutics, Inc. (sold to Vertex Pharmaceuticals, Inc.), True North Therapeutics, Inc. (sold to Bioverative Inc.), Conatus Pharmaceuticals Inc., Peplin Inc. (sold to LEO Pharma Inc.), Solasia Pharma K.K. and TriVascular Technologies, Inc. (sold to Endologix, Inc.). Mr. Scopa has been chosen to serve on our Board due to his extensive experience as a venture capital investor in the biotechnology and biopharmaceuticals industries, prior experience as an investment banker in those industries, and his service as a director for numerous companies.

CLASS III DIRECTORS – To be elected for a three-year term expiring at the 2023 Annual Meeting of Stockholders

Mehdi Gasmi, Ph.D. Dr. Gasmi is the principal of ClinVec Solutions, LLC, which provides adeno-associated virus (“AAV”) and lentiviral gene therapy consulting services. From September 2019 to March 2020, Dr. Gasmi, through ClinVec Solutions, LLC, provided such consulting services to us. Dr. Gasmi previously served as our president and chief scientific officer from October 2018 to September 2019. From February 2017 to October 2018, he served as our chief science and technology officer. Previously, he served as our interim chief scientific officer from July 2015 to February 2018, senior vice president, pharmaceutical development from May 2015 to July 2015, and as vice president, pharmaceutical development from November 2013 to May 2015. From December 2011 to November 2013, as principal of ClinVec Solutions, LLC, Dr. Gasmi provided AAV and lentiviral gene therapy consulting services to various companies, including to us. Prior to that, Dr. Gasmi oversaw production of clinical batches of recombinant AAV and lentiviral gene therapy products for both Genethon, a nonprofit gene therapy company, where he served as vice president of biomanufacturing from July 2009 to December 2011, and for Ceregene, a gene therapy company, where he served as senior director, product development from December 2001 to June 2009. Dr. Gasmi obtained his M.S. and his Ph.D. in Biochemistry from the Claude Bernard University in Lyon, France. Dr. Gasmi has been chosen to serve on our Board due to his prior leadership position with Adverum and his scientific expertise.

Mark Lupher, Ph.D. Dr. Lupher has served as vice president of translational pharmacology and preclinical development at Sutro Biopharma, Inc., a publicly traded drug discovery, development and manufacturing company, since March 2016. In June 2013, Dr. Lupher founded VeritasRx Consulting, a consulting firm, and he has served as its president since that time, consulting for venture capital firms and biopharmaceutical companies, including Sutro Biopharma, Inc. from May 2014 to March 2016. Prior to VeritasRx, Dr. Lupher held various roles with Promedior, Inc., where he served as chief scientific officer from June 2010 to June 2013, as senior vice president, discovery research from June 2009 to June 2010 and as vice president, drug discovery from February 2007 to June 2009. Prior to Promedior, Dr. Lupher held various roles with ICOS Corporation from October 1998 to February 2007. Dr. Lupher received a Ph.D. in immunology from Harvard University and a B.S. in microbiology from the University of Washington. Dr. Lupher has been chosen to serve on our Board due to his drug development experience.

Scott M. Whitcup, M.D. Dr. Whitcup is the founder and chief executive officer of two companies focused on developing new therapies in ophthalmology and dermatology, Akrivista LLC and Whitecap Biosciences LLC, positions he has held since October 2015 and November 2015, respectively. He has also served on the clinical faculty at the UCLA Stein Eye Institute since July 2003. Previously, Dr. Whitcup served in a number of positions at Allergan, Inc., most recently as the executive vice president of research and development and chief scientific officer, from April 2009 to March 2015. Earlier in his career, Dr. Whitcup was the clinical director at the National Eye Institute at the National Institutes of Health. He previously served on the

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boards of Menlo Therapeutics Inc., a biopharmaceutical company, and Nightstar Therapeutics plc, a gene therapy company and currently serves on a number of private company boards. Dr. Whitcup earned a B.A. from Cornell University and an M.D. from Cornell University Medical College. He completed an internal medicine residency at UCLA and an ophthalmology residency at Harvard University at the Massachusetts Eye and Ear Infirmary. Dr. Whitcup has been chosen to serve on our Board due to his extensive experience in the discovery, development, and commercialization of drug products, his ophthalmologic expertise and his experience serving as a director for public companies.

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PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020, and is seeking ratification of such selection by our stockholders at the 2020 Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the 2020 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Adverum and our stockholders.

Change in Auditors for Fiscal 2018

The Audit Committee conducted a competitive process to determine Adverum’s independent registered public accounting firm for Adverum’s fiscal year ending December 31, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process. Following review of proposals from the independent registered public accounting firms that participated in the process, on January 22, 2018, the Audit Committee approved the engagement of Ernst & Young LLP as Adverum’s independent registered public accounting firm for Adverum’s fiscal year ending December 31, 2018, subject to execution of an engagement letter. Deloitte & Touche LLP continued as Adverum’s independent registered public accounting firm for the year ended December 31, 2017. On March 20, 2018, Adverum and Ernst &Young LLP executed the engagement letter for the services described above.

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of Adverum as of and for the years ended December 31, 2016 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through March 20, 2018, there were no: (1) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference in connection with their report to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Adverum requested that Deloitte & Touche LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte & Touche LLP & Touche LLP’s letter, dated March 22, 2018, was filed as Exhibit 16.1 to a Current Report on Form 8-K/A filed with the SEC on March 22, 2018.

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim periods through March 20, 2018, neither Adverum nor anyone on its behalf has consulted with Ernst & Young LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Adverum’s financial statements, and neither a written report nor oral advice was provided to Adverum that Ernst & Young LLP concluded was an important factor considered by Adverum in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Auditor Fees

For the fiscal years ended December 31, 2019 and 2018, Ernst & Young LLP billed the approximate fees set forth below. All fees described in the table below were pre-approved by the Audit Committee.

	Year Ended December 31,
	2019	2018
Audit Fees(1)	$955,500	$450,000
Audit-Related Fees(2)	7,000	8,100
All Other Fees	4,100	7,000
Total All Fees	$966,600	$465,100

(1)

This category consists of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

(2)	Amounts reported in this category consist of fees relating to impact of new accounting guidance.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for reviewing the terms of the proposed engagement of the independent registered public accounting firm for audit or permissible non-audit services and for pre-approving all such engagements. The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by the independent registered public accounting firm. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence. The Audit Committee has considered the role of Ernst & Young LLP in providing audit and audit-related services to us and has concluded that such services are compatible with Ernst & Young LLP’s role as our independent registered public accounting firm.

Vote Required for Approval

The affirmative vote of a majority of the shares cast in person or by proxy at the 2020 Annual Meeting (excluding abstentions and broker non-votes, if any) will be required to ratify the selection of Ernst & Young LLP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://investors.adverum.com.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Adverum’s audited financial statements for the fiscal year ended December 31, 2019. The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), Adverum’s independent registered public accounting firm for fiscal year 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee received from E&Y the written disclosures and the letter required by the applicable requirements of the PCAOB regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y its independence. Finally, the Audit Committee discussed with E&Y, with and without management present, the scope and results of E&Y’s audit of our financial statements for the fiscal year ended December 31, 2019.

Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC.

Audit Committee

Rekha Hemrajani

Patrick Machado

James Scopa

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Adverum under the Securities Act or the Exchange Act.

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PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

Accordingly, the Board is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Adverum’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, our Compensation Committee or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires “FOR” votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

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PROPOSAL NO. 4: ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers.

Accordingly, the Board is asking you to indicate whether you would prefer an advisory vote every year, every other year or every three years. Alternatively, you may abstain from casting a vote. For the reasons described below, the Board recommends that you select a frequency of “ONE YEAR.”

The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies, and disclosures. However, stockholders should note that because the advisory vote occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders.

The alternative among one year, two years or three years that receives votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any) will be deemed to be the frequency preferred by the stockholders. If no option receives votes from the holders of a majority of the shares cast in person or by proxy, no preference of our stockholders will have been approved by our stockholders; however, our Board and Compensation Committee will take the relative proportions of the votes cast into account in setting the frequency of stockholder advisory votes on the compensation of our named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “ONE YEAR.” IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR “ONE YEAR” AS THE PREFERRED FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investors.adverum.com. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website. The reference to our website does not constitute incorporation by reference of the information contained at or available through our website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of our directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position. A copy of our Corporate Governance Guidelines is available on our website at http://investors.adverum.com.

Board Composition

Director Independence

Our common stock is listed on The Nasdaq Global Market. Rule 5605 of the Marketplace Rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”) requires that independent directors compose a majority of a listed company’s board of directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Listing Rule 5605(a)(2) also specifies certain categories of persons who will not be considered independent, including employees, family members of executive officers and recipients of compensation from the company in excess of $120,000 during any period of twelve consecutive months within the past three years, subject to certain exceptions. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Nasdaq Listing Rule 5605(d)(2). To be considered independent for purposes of Nasdaq Listing Rule 5605(d)(2), our Board must consider all factors specifically relevant to determining whether a director has a relationship with us which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by us to such director; and whether such director is affiliated with us, a subsidiary of our company or an affiliate of a subsidiary of our company.

In April 2020, our Board undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Dr. Carter, Ms. Hemrajani, Dr. Lupher, Mr. Machado, Mr. Scopa, Dr. Spivey, Dr. Whitcup and Dr. Woiwode is independent within the meaning of Rule 5605 of the Nasdaq Listing Rules. Our Board also determined that Ms. Hemrajani, Mr. Machado, Mr. Scopa, who compose our Audit Committee, Drs. Spivey and Woiwode, who served on the Audit Committee during 2019, and Dr. Carter, Mr. Machado, Mr. Scopa and Dr. Spivey, who compose our Compensation Committee, satisfy the independence standards for those committees established by applicable SEC rules and Nasdaq Listing Rules.

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Classified Board of Directors

In accordance with our amended and restated certificate of incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election.

Leadership Structure of our Board

Our amended and restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and/or appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. The roles of Chair of the Board and Chief Executive Officer are currently filled by Mr. Machado and Ms. Patterson, respectively.

Our Board has concluded that our current leadership structure is appropriate at this time. In May 2019, Paul Cleveland, our then Chairman of the Board and a director, retired from the Board, and the Board appointed Mr. Machado, an independent director, as Chair of the Board. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Qualifications

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a director or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective; and practical and mature business judgment, including the ability to make independent analytical inquiries. The Board believes that diversity of viewpoints, background, experience and other characteristics are an important part of its makeup, and it actively seeks these characteristics in identifying director candidates. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In searching for qualified director candidates to fill vacancies in the Board, the Nominating and Corporate Governance Committee solicits our Board for names of potentially qualified candidates. Additionally, the Nominating and Corporate Governance Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee then considers the potential pool of director candidates, selects the candidate the committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a member of our Board.

To fulfill its responsibility to recruit and recommend to the Board nominees for election as directors, the Nominating and Corporate Governance Committee considers all qualified candidates who may be identified by any one of the following sources: current or former Board members, a professional search firm, Company executives or stockholders.

Stockholders who wish to make a recommendation or propose a director candidate for consideration by the Nominating and Governance Committee may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. All recommendations received by the Corporate Secretary will be presented to the Nominating and Governance Committee for its consideration.

We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person recommended by a stockholder or stockholder group as a nominee meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder recommendation for

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a nominee if the recommended candidate’s candidacy or, if elected, Board membership, would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the nomination by stockholders was made in accordance with the procedures in our amended and restated bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the stockholder nominee should be nominated by our Board and included in our proxy statement.

Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. If a stockholder submits a proposed nominee, the Nominating and Corporate Governance Committee will consider the proposed nominee, along with any other proposed nominees recommended by members of the Board, in the same manner in which the Nominating and Corporate Governance Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see “Procedures for Nominations of Directors by Stockholders” in this proxy statement.

Role of Board in Risk Oversight Process

We are exposed to a number of risks, including economic, environmental, operational, and regulatory risks, as well as risks resulting from the coronavirus (COVID-19) pandemic, among others. Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our Board at regular meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and key enterprise risks, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board or appropriate Board committees discuss selected risks in more detail throughout the year, including the COVID-19 pandemic and its related risks.

Board Committees

Our Board has three primary committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which are described below. In addition, the Board has a Research and Development Committee, whose members are Dr. Carter (Co-chair), Mr. Lupher (Co-chair) and Drs. Gasmi, Spivey and Whitcup.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

•	appoints our independent registered public accounting firm;

•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•	determines the engagement of the independent registered public accounting firm;

•	reviews and approves the scope of the annual audit and the audit fee;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements;

•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;

•

is responsible for reviewing our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

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•	reviews our critical accounting policies and estimates;

•	reviews related party transactions; and

•	annually reviews the Audit Committee charter and the Audit Committee’s performance.

The current members of our Audit Committee are Ms. Hemrajani, Mr. Machado, and Mr. Scopa. Ms. Hemrajani serves as the chair of the Audit Committee. Drs. Spivey and Woiwode also served on our Audit Committee until May 2019. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. Our Board has determined that each of Ms. Hemrajani, Mr. Machado, and Mr. Scopa is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the Nasdaq Listing Rules.

The Audit Committee operates under a written charter that satisfies the applicable rules and regulation of the SEC and the Nasdaq Listing Rules. A copy of the Audit Committee charter is available on our website at http://investors.adverum.com.

Compensation Committee

Our Compensation Committee reviews and approves, or may recommend to the full Board or independent members of the Board, as applicable, policies relating to compensation and benefits of our officers, directors and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets or makes recommendations to our Board regarding the compensation of these officers based on such evaluations. Our Board retains the authority to determine and approve, upon the recommendation of the Compensation Committee, the compensation of the Chief Executive Officer, unless such authority has been delegated to the Compensation Committee. The Compensation Committee also approves grants of stock options and other awards under our stock plans. In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, applicable Nasdaq Listing Rules, and other applicable law. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including an annual review of its charter. The current members of our Compensation Committee are Mr. Scopa (Chair), Dr. Carter, Mr. Machado and Dr. Spivey. Dr. Spivey served as the chair of the Compensation Committee until April 2020.

Each of the current members of our Compensation Committee is independent under the Nasdaq Listing Rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

In 2019, the Compensation Committee retained Radford, a national executive compensation consulting firm which is part of the Rewards Solutions practice at Aon plc, to conduct market research and analysis to assist the Compensation Committee in developing appropriate compensation and incentives for our executive officers, to advise the Compensation Committee and provide ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals from management. Radford reports directly to the Compensation Committee and does not provide any non-compensation-related services to us. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford. In reaching these conclusions, our Compensation Committee considered the factors set forth in SEC rules and the Nasdaq Listing Rules.

Our executive officers submit proposals to our Board and Compensation Committee regarding our executive and director compensation. Our Chief Executive Officer provides feedback and recommendations to our Compensation Committee with respect to executive compensation, other than her own compensation, including with regard to senior executive performance, responsibility and experience levels. The Compensation Committee often takes into consideration both our Chief Executive Officer’s input and the input of other senior executives in setting compensation levels.

The Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. A copy of the Compensation Committee charter is available on our website at http://investors.adverum.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. The current members of our Nominating and Corporate

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Governance Committee are Dr. Carter (chair) and Drs. Lupher and Woiwode. Dr. Spivey also served on our Nominating and Corporate Governance Committee until May 2019. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the Nasdaq Listing Rules.

The Nominating and Corporate Governance Committee operates under a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on our website at http://investors.adverum.com.

Meetings of the Board of Directors and Committees

During 2019, our Board met 16 times, the Audit Committee met four times, the Compensation Committee met six times and the Nominating and Corporate Governance Committee met three times. In 2019, each director attended at least 75% of the meetings of our Board and the committees on which the director served that were held while the person was a member of the applicable committee.

Limitation on Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. With specified exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages. To the extent the indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Director Attendance at Annual Meetings

Although our directors are encouraged to attend our annual meetings, attendance is not mandatory. Three of our directors attended the 2019 Annual Meeting of stockholders. Our Board and management team encourage all of our directors to attend the 2020 Annual Meeting.

Stockholder Communications with the Board of Directors

We provide a process for stockholders to send communications to our Board, the non-employee members of the Board as a group or any of the directors individually. Stockholders may contact any of the directors, including the non-employee directors, by writing to them c/o the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. All communications will be compiled by our Corporate Secretary and submitted to our Board or individual directors, as applicable, on a periodic basis.

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Compensation Committee Interlocks and Insider Participation

During 2019, each of Drs. Carter and Spivey and Messrs. Machado and Scopa served as members of our Compensation Committee. None of the members of our Compensation Committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last completed three fiscal years, as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Procedures for Nomination of Directors by Stockholders

Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws.

We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person nominated by a stockholder or stockholder group meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder nomination if the nominee’s candidacy or, if elected, Board membership, would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the nomination by stockholders was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the stockholder nominee should be nominated by our Board and included in our proxy statement.

Notices of nominations should be directed to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063, and must be received only during the period specified above under “When are stockholder proposals due for next year’s annual meeting?” in the section “Questions and Answers about the 2020 Annual Meeting.”

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NON-EMPLOYEE DIRECTOR COMPENSATION

Overview

The Compensation Committee reviews pay levels for non-employee directors each year with assistance from its compensation consultant, Radford, which prepares a comprehensive assessment of our non-employee director compensation program. That assessment includes benchmarking of director compensation against the same peer group used for executive compensation purposes, an update on recent trends in director compensation, and a review of related corporate governance best practices. Following that review, the Board, consistent with the recommendation of the Compensation Committee, has determined the non-employee director compensation program for the ensuing calendar year.

Cash

Since our initial public offering of common stock in 2014, our non-employee director compensation program has provided that each non-employee director receives the following cash compensation for Board and standing committee service, as applicable:

•	$40,000 per year for service as a Board member;

•	$35,000 per year for service as a non-employee Chair of our Board;

•	$20,000 per year for service as chair of the Audit Committee;

•	$15,000 per year for service as chair of the Compensation Committee;

•	$10,000 per year for service as chair of the Nominating and Corporate Governance Committee;

•	$10,000 per year for service as non-chair member of the Audit Committee;

•	$7,500 per year for service as non-chair member of the Compensation Committee; and

•	$5,000 per year for service as non-chair member of the Nominating and Corporate Governance Committee.

In addition, in October 2019 our Board formed an additional committee of the Board, the Research and Development Committee, and determined that the chair/co-chairs of the Research and Development Committee would receive an annual retainer of $15,000, and the non-chair members of the Research and Development Committee would receive an annual retainer of $7,500.

Annual cash retainers for service as a non-employee Chair of our Board, chair of a committee or non-chair member of the committee are in addition to the annual cash retainer for service as a Board member. Cash retainers are pro-rated for any partial years of service. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Option Awards

Pursuant to our non-employee director compensation program, the non-employee directors receive grants of non-statutory stock options under our 2014 Equity Incentive Plan (the “2014 Plan”). For purposes of these awards, a non-employee director is a director who is not employed by us. Pursuant to our non-employee director compensation program, each non-employee director who joins the Board is automatically granted an option to purchase 70,000 shares of our common stock. All initial stock options vest ratably in annual installments over three years of service following the date of grant.

In addition, pursuant to our non-employee director compensation program, on the date of our annual meeting of stockholders, (i) each non-employee director receives an annual equity award under our 2014 Plan of options to purchase 45,000 shares of our common stock and (ii) the Chair of the Board receives an additional option to purchase 10,000 shares of common stock (each of (i) and (ii), an “Annual Grant”). The foregoing notwithstanding, the program provides that the first Annual Grant to be granted pursuant to (ii) above was granted on January 1, 2020 and was for 15,000 shares rather than 10,000 shares, and that no grant pursuant to (ii) above shall be made at the 2020 Annual Meeting. Annual Grants vest in full on the earlier to occur of the first anniversary of the grant date or the next annual meeting (18 months from the date of grant or the 2021 annual meeting of stockholders in the case of the grant pursuant to (ii) above). All such options have a maximum term of ten years.

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Total Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board during the year ended December 31, 2019:

Name	Fees Earned Or Paid In Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
Paul B. Cleveland(3)	25,137	885,767	—		910,904
Eric G. Carter M.D., Ph.D.	59,341	419,229	—		478,570
Mitchell H. Finer, Ph.D.(4)	24,245	—	—		24,245
Mehdi Gasmi, Ph.D.(5)	13,505	—	92,874	(6)	106,379
Rekha Hemrajani	39,011	751,946	—		790,957
Mark Lupher, Ph.D.	33,791	751,946	—		785,737
Patrick Machado	84,766	419,229	—		503,995
James Scopa	37,864	751,946	—		789,810
Richard Spivey, Pharm.D., Ph.D.	64,622	419,229	—		483,851
Thomas Woiwode, Ph.D.	48,874	419,229	—		468,103

(1)

The reported dollar value of the option awards is equal to the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of the options awards granted during 2019. See Note 10 of the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in calculating this amount.

(2)

As of December 31, 2019, the aggregate number of shares underlying option awards outstanding held by the non-employee directors listed above were as follows: Mr. Cleveland, 945,000 shares; Dr. Carter, 149,000 shares; Dr. Finer, 118,186 shares; Dr. Gasmi, 939,000 shares; Ms. Hemrajani, 115,000 shares; Dr. Lupher, 115,000 shares; Mr. Machado, 188,369 shares; Mr. Scopa, 115,000 shares; Dr. Spivey, 182,663 shares; and Dr. Woiwode, 157,850 shares. As of December 31, 2019, the aggregate number of shares underlying RSU awards outstanding held by the non-employee directors listed above were as follows: Mr. Cleveland, 0 shares; Dr. Carter, 16,000 shares; Dr. Finer, 0 shares; Dr. Gasmi, 182,246 shares; Ms. Hemrajani, 0 shares; Dr. Lupher, 0 shares; Mr. Machado, 15,151 shares; Mr. Scopa, 0 shares; Dr. Spivey, 16,025 shares; and Dr. Woiwode, 6,039 shares.

(3)

Mr. Cleveland retired from our Board in May 2019, at which time the vesting of his outstanding stock options was accelerated and the post-termination exercise period of such options was extended. The amount reported in the “Option Awards” column for Mr. Cleveland reflects the incremental fair value resulting from these modifications.

(4)	Dr. Finer retired from our Board in July 2019.
(5)	Does not include compensation earned by Dr. Gasmi in his capacity as our former President and Chief Scientific Officer.
(6)

Represents consulting fees pursuant to our consulting agreement with ClinVec Solutions, LLC, under which Dr. Gasmi performed consulting services for us from September 2019 to March 2020. See the section titled “Certain Relationships and Related Party Transactions—Consulting Agreement with Affiliate of Mehdi Gasmi” for more information.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as set forth below, we had no transactions that have occurred since January 1, 2018 and to which we were a party, in which the amount involved exceeded the lesser of $120,000 and one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at any time from January 1, 2018 to the date of this report, had or will have a direct or indirect material interest, other than those already described in this proxy statement under the headings “Non-Employee Director Compensation” and “Executive Compensation.”

Stock Purchases by Affiliate of James Scopa

In May 2019, we entered into a common stock purchase agreement with James Scopa, a member of our Board, and Anne Kenner, as Trustees for the James P. Scopa and Anne E. Kenner Family Trust (the “Trust”), pursuant to which the Trust purchased an aggregate of 20,000 shares of our common stock at a price of $6.71 per share, for an aggregate purchase price of $134,200, payable in cash.

In our February 2020 underwritten public offering of common stock, the Trust purchased an aggregate of 10,000 shares of our common stock at a price of $13.75 per share, the public offering price in our February 2020 underwritten public offering of common stock, for an aggregate purchase price of $137,500, payable in cash.

Consulting Agreement with Affiliate of Mehdi Gasmi

In September 2019, we entered into a consulting agreement with ClinVec Solutions, LLC, of which Mehdi Gasmi is the Managing Member, pursuant to which Dr. Gasmi served as a consultant to us for six months, targeting 40 hours per month of consulting services for compensation of $700 per hour, plus reimbursement of COBRA payments during the term of the agreement and three months thereafter. The consulting agreement terminated pursuant to its terms in March 2020.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness.

As provided by our related party transaction policy, our Audit Committee will be responsible for reviewing and approving in advance the related person transaction and in doing so will consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

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EXECUTIVE OFFICERS

Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships among our directors and executive officers. The following table provides information regarding our executive officers, including their ages and positions, as of April 15, 2020:

Name	Age	Executive Officer Position(s)
Leone Patterson	57	President and Chief Executive Officer
Thomas Leung	39	Chief Financial Officer
Aaron Osborne, MBBS	46	Chief Medical Officer
Peter Soparkar	49	Chief Legal Officer
Angela Thedinga	38	Chief Technology Officer

A brief biography of each of our executive officers appears below, except for Ms. Patterson’s, whose biographical information appears above under “Proposal No. 1: Election of Directors” above.

Thomas Leung Mr. Leung has served as our chief financial officer since April 2019. Prior to joining us, Mr. Leung served as vice president, business operations at Counsyl, Inc., a genetic screening company acquired by Myriad Genetics, Inc., where he held leadership roles in finance, strategy, billing operations and sales operations from August 2013 to April 2019. Prior to Counsyl, Mr. Leung served as a vice president of TPG Capital in San Francisco and Hong Kong, where he was responsible for sourcing investments, executing acquisitions and financings and managing portfolio companies. Mr. Leung began his career in investment banking at Morgan Stanley & Co. He holds an M.B.A. from Harvard Business School and received a B.S. in economics and biomedical engineering from Yale University.

Aaron Osborne, MBBS. Dr. Osborne has served as our chief medical officer since April 2019. Prior to joining Adverum, Dr. Osborne was principal medical director since September 2018, and senior medical director from September 2015 through August 2018, of Ophthalmology Product Development at Genentech Inc., a biotechnology company, where he was responsible for leading clinical development programs for faricimab in wet age-related macular degeneration and diabetic macular edema, and academic collaborations. From August 2013 through May 2015, Dr. Osborne was the pharmaceuticals franchise head, Global Medical Affairs for Alcon Research Ltd., an eye care company, where he was responsible for developing global medical affairs plans for strategic marketed Alcon brands and for medical communications around Alcon retina programs. Prior to Alcon, Dr. Osborne served as global medical affairs head, Ophthalmics, at Novartis Pharma AG from December 2012 to August 2013, and as global brand medical director, Lucentis, at Novartis Pharma AG from December 2010 to August 2013. Dr. Osborne trained in ophthalmology at Queens Medical Center, Nottingham, and earned his Bachelor of Medicine, Bachelor of Surgery (MBBS) degree at University College London.

Peter Soparkar Mr. Soparkar has served as our chief legal officer since October 2019. Mr. Soparkar was previously chief legal officer, corporate secretary, head of human resources, and head of compliance at Counsyl, Inc. from July 2016 to September 2018, where he led support for the company’s legal and human resources needs, debt and equity financings, investor interactions, IPO preparations, and acquisition by Myriad Genetics, Inc. From November 2006 to July 2016, Mr. Soparkar served as Vice President, Associate General Counsel at Jazz Pharmaceuticals plc, where he led the legal team’s support of company operations and other business matters, including delivering on numerous debt and equity financings and four landmark transactions. Prior to Jazz Pharmaceuticals, Mr. Soparkar worked at Latham & Watkins in London and San Francisco, with a practice spanning international and domestic markets, as well as private and public transactions. He received a J.D. from New York University School of Law and a B.A. in economics and politics from Oberlin College.

Angela Thedinga Ms. Thedinga was appointed chief technology officer in February 2020. She joined Adverum in August 2019 as vice president, program management. Prior to joining Adverum, Ms. Thedinga served first as director, program management and strategy from October 2015 to July 2018, and then as vice president of program management and chief of staff, from July 2018 to June 2019 at AveXis, Inc., a gene therapy company acquired by Novartis in 2018. At AveXis, Ms. Thedinga helped develop the early manufacturing strategy which enabled AveXis to transition its early-stage AAV manufacturing process to a scalable commercial manufacturing process. As chief of staff at AveXis, Ms. Thedinga led the company-wide effort for the global simultaneous regulatory submissions and the commercial launch of a gene therapy product. Ms. Thedinga earned a Master’s degree in chemical engineering from the Massachusetts Institute of Technology, a Master of Business Administration from the MIT Sloan School of Management, a Master of Public Health from the University of North Carolina at Chapel Hill, and a Bachelor of Science in chemical engineering from the University of Wisconsin.

26.

EXECUTIVE COMPENSATION

The following is a discussion of the material components of the executive compensation arrangements of the following persons (referred to in this proxy statement as our “named executive officers” or “NEOs”):

•	Leone Patterson, our President and Chief Executive Officer, and former Chief Financial Officer(1);

•	Thomas Leung, our Chief Financial Officer; and

•	Aaron Osborne, our Chief Medical Officer.

(1)

Ms. Patterson served as our Interim Chief Executive Officer from May 2018 to October 2018, as our Chief Executive Officer since then, as our President in October 2018 and from December 2019 to present, and as our Chief Financial Officer for all of 2018 to April 2019.

Summary Compensation Table

The following table sets forth total compensation earned by our NEOs for the year ended December 31, 2019 and, for Ms. Patterson, the year ended December 31, 2018.

Name And Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Leone Patterson President, Chief Executive Officer and former Chief Financial Officer	2019 2018	515,000 371,280	— 225,000	— 491,153	1,956,320 1,211,492	339,900 196,779	19,098 14,851	2,830,318 2,510,555
Thomas Leung(5) Chief Financial Officer	2019	253,782	—	—	2,064,105	117,508	—	2,435,395
Aaron Osborne, MBBS(6) Chief Medical Officer	2019	318,750	225,000	—	1,686,825	150,497	1,128	2,382,200

(1)	Amounts reported represent a discretionary bonus, as described below under “Narrative to Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year End — Employment Arrangements.”
(2)

Amounts reflect the aggregate grant date fair value of the RSU awards that may be settled for shares of our common stock (Stock Awards Column) and options to purchase shares of our common stock (Option Awards Column) granted during the fiscal year, as calculated in accordance with ASC Topic 718. For information regarding assumptions underlying the value of equity awards, see Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020. These amounts do not correspond to the actual value that the NEOs will recognize.

(3)

Amounts reported represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain corporate and individual performance objectives during 2019 and 2018. Please see the descriptions of the annual performance bonuses in the sections below entitled “Narrative to Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year End—Terms and Conditions of Annual Bonuses.”

(4)	Amounts reported represent matching contributions under our 401(k) plan.
(5)	Mr. Leung joined us in 2019, accordingly, he had no compensation from us in 2018.
(6)	Dr. Osborne joined us in 2019, accordingly, he had no compensation from us in 2018.

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Outstanding Equity Awards at 2019 Fiscal Year End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2019.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Numbers of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
Leone Patterson	—	(2)	800,000	(2)	3.50	February 13, 2029
President, Chief Executive	43,750	(3)	106,250	(3)	4.70	October 17, 2028
Officer and former Chief	73,333	(4)	86,667	(4)	6.40	February 14, 2028
Financial Officer	82,166	(5)	33,834	(5)	2.70	February 8, 2027
	175,000	(6)	25,000	(6)	3.44	June 15, 2026
							40,000	(7)	460,800
							25,000	(8)	288,000
Thomas Leung Chief Financial Officer	—	(9)	450,000	(9)	6.62	April 23, 2029
Aaron Osborne, MBBS Chief Medical Officer	—	(10)	450,000	(10)	5.41	March 31, 2029

(1)	Represents the product of the number of unvested RSUs and $11.52, the closing price of our common stock on the Nasdaq Global Market on December 31, 2019.
(2)

This stock option vested with respect to 25% of the underlying shares of our common stock on February 14, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(3)

This stock option vested with respect to 25% of the underlying shares of our common stock on October 18, 2019, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(4)

This stock option vested with respect to 25% of the underlying shares of our common stock on February 15, 2019, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(5)

This stock option vested with respect to 25% of the underlying shares of our common stock on February 9, 2018, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(6)

This stock option vested with respect to 25% of the underlying shares of our common stock on June 15, 2017, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(7)

This RSU award vested with respect to 25% of the underlying shares of our common stock on February 9, 2018 and the remaining shares vest in equal annual installments over a period of three years thereafter, subject to continuous service through each such vesting date.

(8)

This RSU award vested with respect to 25% of the underlying shares of our common stock on June 15, 2017 and the remaining shares vest in equal annual installments over a period of three years thereafter, subject to continuous service through each such vesting date.

(9)

This stock option vested with respect to 25% of the underlying shares of our common stock on April 24, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(10)

This stock option vested with respect to 25% of the underlying shares of our common stock on April 1, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

Narrative to Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year End

Employment Arrangements

Leone Patterson

In connection with Ms. Patterson’s appointment as our Chief Financial Officer in June 2016, we entered into an offer letter with Ms. Patterson. The offer letter set forth an annual base salary of $340,000 and eligibility to earn an annual performance bonus targeted at 40% of her base salary. Pursuant to the offer letter, we granted Ms. Patterson an option to purchase 200,000 shares of our common stock and 100,000 restricted stock units, in each case pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4). The option vested as to 25% of the total shares subject thereto on the first anniversary of the grant date, and the remaining shares vest in equal monthly installments over the 36 months thereafter, subject to continuous service through each vesting date. The restricted stock units vested as to 25% of the total shares subject thereto on the first anniversary of the grant date, and the remaining shares vest in equal annual installments over the three years thereafter. Ms. Patterson’s salary was subsequently increased to $371,280.

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In May 2018, Ms. Patterson was appointed as Interim President and Chief Executive Officer in addition to her role as Chief Financial Officer. In June 2018, the Compensation Committee approved a cash retention award of $75,000 per quarter to Ms. Patterson (less all applicable withholdings and deductions), payable each quarter on the first regular payment date for the quarter, provided that Ms. Patterson remains employed as our Interim President and Chief Executive Officer on the relevant payment date and granted to Ms. Patterson 88,496 restricted stock units, such restricted stock units to vest with respect to 100% of the shares on the first anniversary of the grant date, subject to Ms. Patterson’s continued service with us on the vesting date. The restricted stock units are also subject to accelerated vesting in the event that we terminate Ms. Patterson’s employment other than for “cause,” or Ms. Patterson resigns for “good reason,” as such terms are defined in the grant documentation, or upon termination of employment following a sale or change in control of us as may be provided in Ms. Patterson’s Change in Control and Severance Agreement with us.

In October 2018, the Board promoted Ms. Patterson to Chief Executive Officer in addition to her role as Chief Financial Officer. In connection with this promotion, we and Ms. Patterson entered into an amended and restated employment agreement that increased Ms. Patterson’s annual base compensation to $515,000 per year, and terminated the retention bonus payments for her service as interim Chief Executive Officer of $75,000 per quarter, in both cases effective January 1, 2019, and increased Ms. Patterson’s annual target bonus to 55% of base salary (for 2018 only for the portion of the year she served as Interim Chief Executive Officer or Chief Executive Officer, which base salary was deemed to include retention bonuses for that portion of the year). Ms. Patterson’s amended and restated employment agreement also provides that during the period in which she serves as our Chief Executive Officer, Ms. Patterson will serve as a member of our Board, subject to re-election by our stockholders. The Compensation Committee also granted Ms. Patterson an option to purchase 150,000 shares of our common stock, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.

Ms. Patterson ceased serving as our Chief Financial Officer in April 2019 upon the appointment of Mr. Leung.

Thomas Leung

In February 2019, in connection with Mr. Leung’s appointment as our Chief Financial Officer, effective April 24, 2019, we entered into an employment agreement with Mr. Leung providing for (a) a base salary of $370,000, (b) Mr. Leung’s target bonus for 2019 at 40% of his base salary, and (c) an option to purchase up to 450,000 shares of our common stock pursuant to our 2017 Inducement Plan, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.

Aaron Osborne, MBBS

In February 2019, in connection with Dr. Osborne’s appointment as our Chief Medical Officer, effective April 1, 2019, we entered into an employment agreement with Dr. Osborne providing for (a) a one-time signing bonus of $225,000, (b) a base salary of $425,000, (c) Dr. Osborne’s target bonus for 2019 at 40% of his base salary, and (d) an option to purchase up to 450,000 shares of our common stock pursuant to our 2017 Inducement Plan, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.

Terms and Conditions of Annual Bonuses

For fiscal year 2019, we adopted a bonus program pursuant to which all of our NEOs were eligible to receive performance-based cash bonuses based on the achievement of certain pre-established performance objectives. The determination of the amount of bonuses paid to these NEOs reflects both achievement of corporate goals and individual performance.

Each NEO’s target bonus opportunity for fiscal year 2019 was expressed as a percentage of base salary. Ms. Patterson’s target bonus opportunity was 55% of her base salary. Mr. Leung’s and Dr. Osborne’s target bonus opportunities were 40% of their respective base salaries. Our Board or our Compensation Committee, as applicable, has set these target bonus opportunities based on each NEO’s experience in his or her role and the level of responsibility held by each NEO, which our Board or our Compensation Committee, as applicable, believes directly correlates to his or her ability to influence corporate results.

Under our 2019 bonus program, our Board set certain corporate performance objectives for 2019. Each NEO’s bonus amount was further determined based on achievement of individual goals. In calculating each NEO’s achievement of his or her target bonus opportunity, weightings were assigned to achievement of corporate performance objectives and achievement of individual goals. The weighting of corporate goals to individual goals for Ms. Patterson in 2019 was 100% corporate and for Mr. Leung and Dr. Osborne, 75% corporate and 25% individual. The Compensation Committee determined that the 2019 corporate goals had been met at the 120% level. Mr. Leung and Dr. Osborne’s 2019 individual goals were determined to have been met at the 100% level and 110% level, respectively. Mr. Leung’s and Dr. Osborne’s bonuses were each prorated to reflect the portion of the year that each served as an executive officer. The bonuses paid under our 2019 bonus program are set forth in the “Summary Compensation Table” above in the column captioned “Non-Equity Incentive Plan Compensation.”

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Terms and Conditions of Equity Awards

We offer options to purchase shares of our common stock and RSU awards that may be settled for shares of our common stock to our employees, including our NEOs, as the long-term component of our compensation program. We typically grant stock options to employees when they commence employment with us and may subsequently grant additional options or RSU awards in the discretion of our Compensation Committee or our Board. Our stock options allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant.

Generally, our stock options vest as to 25% of the total number of shares subject to the option on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, and our RSU awards vest as to 25% of the total number of shares subject to the award on each anniversary of the grant, in each case subject to the holder’s continued service on each such vesting date. From time to time, equity awards may be awarded using alternate vesting schedules as the Compensation Committee or our Board determines appropriate. Stock options and RSU awards may also be subject to accelerated vesting, as described for our NEOs below.

Annual Equity Grants

In February 2019, we granted Ms. Patterson an option to purchase 800,000 shares, vesting in accordance with our standard time-based vesting schedule described above. Mr. Leung and Dr. Osborne did not receive annual equity grants in 2019, as they received the inducement grants described above when they joined us in 2019.

Change in Control and Severance Agreements

Our NEOs are eligible to receive severance payments and benefits pursuant to change in control and severance agreements each entered into with us.

Leone Patterson

Pursuant to her change in control and severance agreement, in the event of a termination of employment by us without Cause (as defined below) or a Constructive Termination (as defined below) more than three months prior to a change in control or more than 12 months after a change in control, Ms. Patterson will be entitled to (i) 12 months of base salary and (ii) up to 12 months of continued healthcare coverage. In the event of a termination without Cause or a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending twelve months following a change in control, she will be entitled to (i) an amount equal to the sum of 18 months of base salary and Ms. Patterson’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 18 months of continued healthcare coverage and (iii) the accelerated vesting of all of her outstanding equity awards. The payments and benefits described above are conditioned upon such executive executing and not revoking a release of claims against us.

Thomas Leung and Aaron Osborne, MBBS

Pursuant to their respective change in control and severance agreements, in the event of a termination of employment by us without Cause (as defined below) or Constructive Termination (as defined below) more than three months prior to a change in control or more than twelve months after a change in control, each of Mr. Leung and Dr. Osborne will be entitled to nine months of base salary and continued healthcare coverage.

In the event that either Mr. Leung or Dr. Osborne is terminated by us without Cause or experiences a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending on the first anniversary of the change in control, then he will be entitled to 12 months of base salary and continued healthcare coverage, a target annual bonus for the year of termination and the accelerated vesting of all outstanding equity awards. The payments and benefits described above are conditioned upon such NEO executing and not revoking a release of claims against us.

For purposes of the change in control and severance agreements, “Cause” is determined in the sole discretion of the Board and means misconduct, including: (i) the executive’s commission or the attempted commission of or participation in any crime involving fraud, dishonesty or moral turpitude that results in (or might have reasonably resulted in) material harm to our business; (ii) intentional and material damage to our property and/or misappropriation of our funds; (iii) conduct that constitutes

30.

gross insubordination, incompetence or habitual neglect of duties that results in (or might have reasonably resulted in) material harm to our business that has not been cured within 30 days after written notice from the executive’s immediate supervisor or in the case of the chief executive officer, from the Board; or (iv) material breach of the Proprietary Information Agreement executed by the executive.

For purposes of the change in control and severance agreements, “Constructive Termination” means any of the following actions taken without Cause by us or a successor corporation or entity without the executive’s consent: (i) substantial reduction of the executive’s rate of compensation; (ii) material reduction in the executive’s duties, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the executive’s new duties are substantially reduced from the prior duties; (iii) failure or refusal of a successor to Adverum to assume our obligations under the agreement in the event of a change in control; (iv) relocation of the executive’s principal place of employment or service to a place greater than 50 miles from the executive’s then current principal place of employment or service; (v) the requirement to increase the amount of time per week that the executive provides services to us or (vi) the requirement that the participant cease other employment or consulting engagements, unless such employment and/or consulting engagement results in a conflict with our business.

31.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2019, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders (1)(2)
Options	5,961,351	(3)	$6.83	—
Stock Awards	1,095,753		—	—
Subtotal	7,057, 104		$5.77	4,780,725
Equity Compensation Plans Not Approved by Stockholders (4)
Options	3,033,000		$7.91	—
Stock Awards	25,000		—	—
Subtotal	3,058,000		$7.84	1,463,350
Total	10,115,104		$6.39	6,244,075

(1)	Includes the Amended and Restated 2006 Equity Incentive Plan, 2014 Plan and the 2014 Employee Stock Purchase Plan (the “ESPP”).
(2)

The 2014 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2014 Plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 10,441,663 shares of stock may be issued upon the exercise of incentive stock options. The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the ESPP shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the least of (A) 1.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 3,000,000 shares of stock may be issued under the ESPP. As of December 31, 2019, a total of 1,875,022 shares remained available for future issuance under the ESPP.

(3)

Excludes shares subject to rights outstanding under the ESPP as the number of shares issuable pursuant to these rights cannot be determined as of December 31, 2019, as it depends on amounts contributed by the holder of the rights and the price of a share of our common stock on the last day of the purchase period.

(4)

Includes options and RSUs granted to Paul Cleveland, Amber Salzman and Leone Patterson, pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) as an inducement that was material to their employment with us. Mr. Cleveland’s option was for 910,000 shares and had a vesting commencement date of December 9, 2015. Dr. Salzman’s option was for 218,000 shares and had a vesting commencement date of May 11, 2016. Ms. Patterson’s option was for 200,000 shares and RSU was for 100,000 shares and each had a vesting commencement date of June 15, 2016. Each option provides for vesting as to 25% of the shares on the first anniversary of the vesting commencement date and vesting of the remaining shares in equal monthly installments over the 36 months thereafter, subject to the person’s continued service through each such vesting date. Also includes the 2017 Inducement Plan adopted by the Board in October 2017. The 2017 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously our employees or directors, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with the company within the meaning of Nasdaq Listing Rule 5635(c)(4). The 2017 Inducement Plan has a share reserve covering 3,100,000 shares of our common stock. If a stock award granted under the 2017 Inducement Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2017 Inducement Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percentage of the outstanding shares of our common stock that, according to the information supplied to us, are beneficially owned by (i) each person who is the beneficial owner of more than 5% of our outstanding common stock, (ii) each person who is currently a director, (iii) each named executive officer, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. Except for information based on Schedules 13G and 13D, as indicated in the footnotes, beneficial ownership is stated as of April 15, 2020.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2020 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is based on 79,889,853 shares of our common stock outstanding as of April 15, 2020. Shares of our common stock subject to options that are currently vested or exercisable or that will become vested or exercisable within 60 days after April 15, 2020, as well as RSUs that will vest within 60 days after April 15, 2020, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

	As of April 15, 2020
Name of Beneficial Owner	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
5%and Greater Stockholders
Entities affiliated with Versant Ventures IV, LLC(1)	7,068,233	8.8%
Entities affiliated with RTW Investments, LP(2)	6,386,607	8.0%
Avoro Capital Advisors LLC(3)	5,250,000	6.6%
Entities affiliated with BlackRock, Inc.(4)	4,518,433	5.7%
Executive Officers and Directors
Leone Patterson(5)	831,969	1.0%
Thomas Leung(6)	124,217	*
Aaron Osborne, MBBS(7)	132,595	*
Eric G. Carter, M.D., Ph.D.(8)	113,000	*
Mehdi Gasmi, Ph.D.(9)	962,812	1.2%
Rekha Hemrajani.(10)	23,334	*
Mark Lupher, Ph.D.(11)	23,334	*
Patrick Machado(12)	211,551	*
James Scopa(13)	53,334	*
Richard N. Spivey, Pharm.D., Ph.D.(14)	208,467	*
Scott M. Whitcup, M.D.	—	*
Thomas Woiwode, Ph.D.(15)	7,187,122	9.0%
All directors and current executive officers as a group (14 persons)(16)	9,871,735	12.4%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)

Each of Versant Capital IV (Switzerland) GmbH (“Versant Switzerland”) and Versant IV Luxco S.a r.l. (“Versant Luxembourg”) may be deemed to beneficially own 6,660,981 of the shares, Versant Venture Capital IV, L.P. (“Capital IV”) may be deemed to beneficially own 7,001,716 of the shares, and Versant Ventures IV, LLC (“Ventures IV”) may be deemed to beneficially own 7,003,892 of the shares. In addition, Versant Venture Management, LLC (“VVM”) beneficially owns 64,341 of the shares. Each of Versant Switzerland, Versant Luxembourg, Capital IV and Ventures IV have shared voting power and shared dispositive power over the shares they are deemed to beneficially own. Versant Switzerland is wholly owned by Versant Luxembourg. Capital IV is the majority owner of Versant Luxembourg. Ventures IV is the general partner of Capital IV and Versant Side Fund IV, L.P. (together with Capital IV, the “Versant Funds”). Voting and dispositive decisions with respect to the shares held by the Versant Funds, Versant Luxembourg and Versant Switzerland are made by a supermajority decision of the managing directors of Ventures IV: Thomas Woiwode, Ph.D., a member of our Board, together with Brian G. Atwood, Bradley J. Bolzon, Samuel D. Colella, Ross A. Jaffe, William J. Link, Kirk G. Nielsen, Robin L. Praeger, Rebecca B. Robertson and Charles M. Warden. The business address and principal office address of Versant Luxembourg is 15, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, BP 2501, L-1025 Luxembourg, Grand Duchy of Luxembourg, the business address and principal office address of Versant Switzerland is Aeschenvorstadt 36, 4051 Basel, Switzerland and the business address and principal office address of the Versant Funds and VVM is c/o Versant Ventures, One Sansome Street, Suite 3630, San Francisco, California 94104.

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(2)

Based on a Schedule 13 G/A filed with the SEC on February 14, 2020 (the “RTW 13G”), each of RTW Investments, LP and Roderick Wong may be deemed to beneficially own all of the shares, and RTW Master Fund, Ltd. may be deemed to beneficially own 5,236,550 of the shares. Each of RTW Investments, LP, Roderick Wong and RTW Master Fund, Ltd. have shared voting power and shared dispositive power over the shares they are deemed to beneficially own. The shares are held by RTW Master Fund, Ltd. and one or more other funds (together the “Funds”), which are managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of Funds, has the power to vote and the power to direct the disposition of the shares held by the Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own the shares. Roderick Wong is the Managing Partner of the Adviser. The address of RTW Investments, LP and Roderick Wong is 412 West 15th Street, Floor 9, New York, New York 10011, and the address for RTW Master Fund, Ltd. is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, Georgetown, Grand Cayman KY1-9001, Cayman Islands. The RTW 13G provides information only as of December 31, 2019 and, consequently, the beneficial ownership information identified in the RTW 13G may have changed since December 31, 2019.

(3)

Based on a Schedule 13G filed with the SEC on February 14, 2020 (the “Avoro 13G”), Avoro Capital Advisors LLC and Behzad Aghazadeh may each be deemed to beneficially own all of the shares and each have sole voting and dispositive power over all of the shares. Behzad Aghazadeh is the portfolio manager and controlling person of Avoro Capital Advisors LLC. The address for Avoro Capital Advisors LLC and Behzad Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012. The Avoro 13G provides information only as of December 31, 2019 and, consequently, the beneficial ownership information identified in the Avoro 13G may have changed since December 31, 2019.

(4)

Based on a Schedule 13G filed with the SEC on February 5, 2020 (the “BlackRock 13G”), BlackRock Inc., as a parent holding company or control person, may be deemed to beneficially own all of the shares. BlackRock Inc. has sole voting power over 4,411,565 of the shares and sole dispositive power over all of the shares. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055. The BlackRock 13G provides information only as of December 31, 2019 and, consequently, the beneficial ownership information identified in the BlackRock 13G may have changed since December 31, 2019.

(5)	Includes 708,540 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(6)	Includes 121,875 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(7)	Includes 131,250 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(8)	Includes 81,000 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(9)	Includes 703,833 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(10)	Includes 23,334 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(11)	Includes 23,334 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(12)	Includes 143,369 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(13)	Includes 23,334 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(14)	Includes 153,688 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(15)	Includes the shares described in Note 1 above and 118,889 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.
(16)

Consists of the shares held by our current directors and current executive officers, as reported above, including 2,232,446 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 15, 2020.

34.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Mehdi Gasmi filed one Form 4 reporting three transactions, the withholding of shares to cover withholding tax obligations associated with RSU vesting events, late as a result of an administrative oversight.

HOUSEHOLDING

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Registered Stockholders

If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to our Corporate Secretary by telephone at (650) 656-9323 or by mail at 800 Saginaw Drive, Redwood City, California 94063. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report or proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to Adverum as described above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”). The Form 10-K includes our audited financial statements. We have filed the Form 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at http://investors.adverum.com. In addition, upon written request to our Corporate Secretary at 800 Saginaw Drive, Redwood City, California 94063, we will mail a paper copy of our Form 10-K, including the financial statements and the financial statement schedules, to you free of charge.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also read and copy any document we file with the SEC on our website at http://investors.adverum.com.

You should rely on the information contained in this document to vote your shares at the 2020 Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 28, 2020. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

35.

OTHER MATTERS

As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the 2020 Annual Meeting other than the matters described in this proxy statement. If other matters are properly brought before the 2020 Annual Meeting, then proxies will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxyholder.

36.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D16261-P40901 The Board of Directors recommends you vote “FOR” the following proposals: 01) Mehdi Gasmi, Ph.D. 02) Mark Lupher, Ph.D. 03) Scott M. Whitcup, M.D. The Board of Directors recommends you vote “ONE YEAR” for the following proposal: 2. To ratify the selection, by the Audit Committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. 4. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. 1. Election of Directors ! ! ! Nominees For All Withhold All For All Except For Against Abstain ! ! ! ! ! ADVERUM BIOTECHNOLOGIES, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote “FOR” the number(s) of the nominee(s) on the line below. following: ADVERUM BIOTECHNOLOGIES, INC. 800 SAGINAW DRIVE REDWOOD CITY, CA 94063 1 Year 2 Years 3 Years Abstain ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 22, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ADVM2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 22, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D16262-P40901 ADVERUM BIOTECHNOLOGIES, INC. Annual Meeting of Stockholders June 23, 2020 at 8:00 a.m. PDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Leone Patterson and Peter Soparkar, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Adverum Biotechnologies, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2020 Annual Meeting of Stockholders of Adverum Biotechnologies, Inc. (the “Meeting”) to be held virtually at www.virtualshareholdermeeting.com/ADVM2020 on June 23, 2020 at 8:00 a.m. PDT, and or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side